EXHIBIT 99


Pacific Gas and Electric Company
Condensed Statement of Consolidated Operations
For the month ended April 30, 2001
Unaudited
(in millions)
							$mms

1  OPERATING REVENUES (see note 2)	  		 678

   OPERATING EXPENSES
2  Cost of Electric Energy	    			 217
3  Cost of Gas	    					 190
4  Maintenance, Operating, Administrative & General	 204
5  Depreciation, Decommissioning, and Amortization	  73
							------
6  TOTAL OPERATING EXPENSES	     			 684
							------
7  OPERATING INCOME (LOSS)	      			  (6)
							------
8  Interest Income/Expense	  			 (67)
9  Other Income and (Expense)	       			  (4)
							------
10 PRE-TAX INCOME (LOSS)	  			 (77)
							------
11 Income Taxes	 				         (33)
							------
12 EARNINGS (LOSS)				     $   (44)
							------
							------
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Notes:
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1. These preliminary financial statements were prepared using certain assumptions and estimates. These assumptions and estimates are subject to revision and actual results could differ materially from the information provided in this statement. Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

2. These preliminary financial statements were prepared using certain assumptions and estimates, including the estimated amount payable to the California Department of Water Resources (DWR) for power purchased by the DWR on behalf of retail customers during April 2001. These assumptions and estimates are subject to revision and actual results could differ materially from the information provided in this statement.

3. Pacific Gas and Electric Company believes that in light of the Federal Energy Regulatory Commission's April 6, 2001 order which reaffirmed its February 14, 2001 order barring the California Independent System Operator
   (ISO) from charging the utility for its power purchases, the utility is not responsible for any ISO charges since it became non-creditworthy, except for an allocated share of the ISO's grid management charge.
   The amounts shown above do not include any estimated ISO charges after April 6, 2001, other than the estimated grid management charge, and the utility believes it is not responsible for any ISO charges since January 2001 when it became non-creditworthy.

4. The income statement reflects activity for the entire month of April 2001.

5. Items impacting comparability:
    - Undercollected purchased power costs		76
    - Interest expense					16
					     	      ------
							92
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					  	      ------

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Pacific Gas And Electric Company
Unconsolidated Balance Sheet (Unaudited)
(in millions, except share amounts)
As of April 30, 2001


ASSETS
Current Assets
 Cash and cash equivalents				   60
 Short-term investments					2,783
 Accounts receivable:
  Customers (net of allowance for doubtful accounts
    of $54 million)					1,171
  Related parties					   31
  Regulatory balancing accounts				   61
 Inventories:
  Gas stored underground and fuel oil			  147
  Materials and supplies				  134
 Income taxes receivable				  427
 Prepaid expenses and other				  237
						      --------
 Total current assets					5,051

Property, Plant, and Equipment
 Electric					       16,352
 Gas							7,695
 Construction work in progress				  305
 Total property, plant, and equipment 		      --------
  (at original cost)				       24,352
 Accumulated depreciation and decommissioning	      (11,310)
						      --------
Net property, plant, and equipment		       13,042

Other Noncurrent Assets
 Regulatory assets					1,789
 Nuclear decommissioning funds				1,300
 Other							1,756
						      -------
 Total noncurrent assets				4,845
						      -------
TOTAL ASSETS					       22,938
						      -------
						      -------

LIABILITIES AND EQUITY
Liabilities
 Accounts payable
  Trade creditors	  				  281
  Related parties	                   		   62
  Regulatory balancing accounts	                   	  509
  Other	                   				  292
 Risk management liabilities - current			   12
 Rate reduction bonds					1,889
 Deferred income taxes					1,000
 Deferred tax credits					  179
 Pre-petition Liabilities			       15,472
 Other Liabilities					2,346
						       -------
 Total liabilities 				       22,042

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Preferred Stock With Mandatory Redemption Provisions  	  137

Stockholders' Equity
 Preferred stock without mandatory redemption provisions
  Nonredeemable--5% to 6%, outstanding 5,784,825 shares	  145
  Redeemable--4.36% to 7.04%, outstanding 5,973,456
   shares						  149
 Common stock, $5 par value, authorized 800,000,000 shares;
  issued 321,314,760 shares				1,606
 Additional paid in capital				1,964
 Accumulated deficit				       (3,038)
 Accumulated other comprehensive loss			  (67)
						       -------
 Total stockholders' equity				  759
						       -------
 Commitments and Contingencies (Notes 1,2, and 5) 	   -
  						       -------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	       22,938
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